Exhibit 10.19(d)

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of December 23, 2010, among MetroPCS Networks, LLC, a Delaware limited liability company (formerly known as Royal Street Communications, LLC), MetroPCS Networks California, LLC, a Delaware limited liability company (formerly known as Royal Street Communications California, LLC), MetroPCS Networks Florida, LLC, a Delaware limited liability company (formerly known as Royal Street Communications Florida, LLC) (collectively, the “Guaranteeing Subsidiaries”), each a subsidiary of MetroPCS Wireless, Inc., a Delaware corporation (the “Company”), the Company, the other Guarantors (as defined in the Supplemental Indenture referred to herein) and Wells Fargo Bank, N.A., as trustee under the Supplemental Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed the Indenture, dated as of September 21, 2010 (the “Base Indenture”), among the Company, the Guarantors party thereto (the “Existing Guarantors”) and the Trustee, as amended and supplemented by the First Supplemental Indenture (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of September 21, 2010, among the Company, the Existing Guarantors and the Trustee, providing for the issuance of the Company’s 7 7/8% Senior Notes due 2018 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.        CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.        AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiaries hereby agree to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Supplemental Indenture, including but not limited to Article 10 thereof.

3.        NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, member, manager, partner, employee, incorporator, stockholder or agent of any Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Indenture or this Third Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

4.        NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS THIRD SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.        COUNTERPARTS. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.        EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.        THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: December 23, 2010

METROPCS NETWORKS, LLC
METROPCS NETWORKS CALIFORNIA, LLC
METROPCS NETWORKS FLORIDA, LLC

By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President and Chief Executive Officer

METROPCS WIRELESS, INC.

By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President and Chief Executive Officer

METROPCS AWS, LLC
METROPCS CALIFORNIA, LLC
METROPCS COMMUNICATIONS, INC.
METROPCS FLORIDA, LLC
METROPCS GEORGIA, LLC
METROPCS, INC.
METROPCS MASSACHUSETTS, LLC
METROPCS MICHIGAN, INC.
METROPCS NEVADA, LLC
METROPCS NEW YORK, LLC
METROPCS PENNSYLVANIA, LLC
METROPCS TEXAS, LLC
METROPCS 700 MHz, LLC

By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President and Chief Executive Officer

WELLS FARGO BANK, N.A.,
as Trustee

By:	/s/ Lynn M. Steiner
	Name:	Lynn M. Steiner
	Title:	Vice President

Signature Page to Third Supplemental Indenture